SECOND AMENDMENT TO CREDIT AGREEMENT

SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of June 29, 2006, among STARWOOD HOTELS & RESORTS WORLDWIDE, INC., a Maryland corporation (the “Corporation”), each additional DOLLAR REVOLVING LOAN BORROWER from time to time party to the Credit Agreement as referred to below, each additional ALTERNATE CURRENCY REVOLVING LOAN BORROWER from time to time party to the Credit Agreement as referred to below, the LENDERS from time to time party to the Credit Agreement (the “Lenders”) and DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”). Unless otherwise defined herein, all capitalized terms used herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H:

WHEREAS, the Borrowers, the Lenders, the Administrative Agent, JPMorgan Chase Bank, N.A. and Société Générale, as Syndication Agents, Bank of America, N.A. and Calyon New York Branch, as Documentation Agents, and Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Banc of America Securities LLC, as Lead Arrangers and Book Running Managers, are parties to that certain Credit Agreement, dated as of February 10, 2006 (as amended, modified and/or supplemented to, but not including, the date hereof, the “Credit Agreement”);

WHEREAS, the Borrowers, the Lenders and the Administrative Agent are parties to that certain First Amendment to Credit Agreement, dated as of March 31, 2006 (the “First Amendment”);

WHEREAS, pursuant to the First Amendment, certain Lenders (the “Existing Designated Incremental RL Lenders”) provided Designated Incremental RL Commitments (as defined in the First Amendment), all of which shall terminate on June 30, 2006 (immediately after giving effect to the Initial Second Amendment Effective Date referred to below and prior to giving effect to the Subsequent Second Amendment Effective Date referred to below); and

WHEREAS, subject to the terms and conditions of this Amendment, the Lenders and the Borrowers wish to (x) amend certain provisions of the Credit Agreement and (y) enter into certain agreements with respect to the Credit Agreement, in each case as herein provided.

NOW, THEREFORE, it is agreed:
PART I.	Acknowledgments and Agreements.

SECTION 1. The Existing Designated Incremental RL Lenders hereby agree that, notwithstanding anything to the contrary contained in Section 3.03(b) of the Credit Agreement, the Designated Incremental RL Commitments (as defined in the First Amendment) of the Existing Designated Incremental RL Lenders shall not terminate as otherwise required by said Section until June 30, 2006 (immediately after giving effect to the Initial Second Amendment Effective Date).

SECTION 2. Each Designated Incremental RL Lender (as defined below), each other Lender and each Borrower hereby acknowledges that, as of the Subsequent Second Amendment Effective Date, (i) each Designated Incremental RL Lender has provided an Incremental Revolving Loan Commitment as contemplated by Section 1.19 of the Credit Agreement which constitutes a Designated Incremental RL Commitment (as defined below) and (ii) the Total Designated Incremental RL Commitment (as defined below) equals $300,000,000.

SECTION 3. Notwithstanding anything to the contrary contained in Section 3.02 of the Credit Agreement, the Corporation shall not have the right to terminate or reduce the Total Unutilized Revolving Loan Commitment pursuant to Section 3.02 until the occurrence of the Designated Incremental RL Commitment Termination Date (as defined below).

PART II. Amendments.

SECTION 1. Section 3.03 is hereby amended by (i) deleting clause (b) of said Section in its entirety and (ii) inserting the following new clause (b) in lieu thereof:

“(b) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, the Total Designated Incremental RL Commitment (and the Designated Incremental RL Commitment of each Designated Incremental RL Lender) shall terminate in its entirety on the earlier to occur of (x) June 30, 2007 and (y) the third Business Day following the date on which the Corporation shall have given written notice to the Administrative Agent at the Notice Office of its intention to cause a termination of the Total Designated Incremental RL Commitment pursuant to this Section 3.03(b) (such earlier date, the “Designated Incremental RL Commitment Termination Date”). The termination of the Total Designated Incremental RL Commitment and the Designated Incremental RL Commitment of each Designated Incremental RL Lender pursuant to this Section 3.03(b) shall result in a reduction to the Total Revolving Loan Commitment or the Revolving Loan Commitment of the relevant Designated Incremental RL Lender, as the case may be, in an amount equal to the Total Designated Incremental RL Commitment or the Designated Incremental RL Commitment of such Designated Incremental RL Lender, as the case may be, so terminated (as the same were in effect immediately prior to such termination).”.

SECTION 2. The definition of “Consolidated Interest Expense” appearing in Section 11.01 of the Credit Agreement is hereby amended by (i) inserting the text “(x)” immediately after the text “provided that” appearing in said definition and (ii) inserting the following text immediately prior to the period at the end of said definition:

“and (y) up to $37,000,000 of premiums, penalties, fees and other amounts (other than principal) paid during the fiscal quarter of Parent ended March 31, 2006 in connection with the defeasance of certain mortgage debt during such fiscal quarter (together with accrued interest thereon) shall be excluded from Consolidated Interest Expense to the extent same would otherwise have been included therein .”

SECTION 3. Section 11.01 of the Credit Agreement is hereby amended by (i) deleting the following definitions: “Designated Incremental RL Lender” and “Designated Incremental RL Commitment” and (ii) inserting the following new definitions in appropriate alphabetical order:

“Designated Incremental RL Lender” shall mean each financial institution party to the Incremental Revolving Loan Commitment Agreement entered into on the Subsequent Second Amendment Effective Date and listed on Schedule I-A (as amended by the Second Amendment), as well as any Person which becomes a “Lender” hereunder pursuant to Section 1.14 or 13.04(b).

“Designated Incremental RL Commitment” shall mean, for each Lender, the amount set forth opposite such Lender’s name in Schedule I-A (as amended by the Second Amendment) directly below the column entitled “Designated Incremental RL Commitment,” as the same may be (x) reduced from time to time pursuant to Sections 3.02, 3.03 and/or 10 and (y) adjusted from time to time as a result of assignments to or from such Lender pursuant to Section 1.14 or 13.04(b).

“Second Amendment” shall mean the Second Amendment to Credit Agreement, dated as of June 29, 2006.

“Subsequent Second Amendment Effective Date” shall have the meaning provided in the Second Amendment.

SECTION 4. Schedule I-A to the Credit Agreement is hereby amended by deleting the same in its entirety and inserting new Schedule I-A in the form of Schedule I-A attached hereto.

PART III. Miscellaneous Provisions.

A. Each Guarantor, by its signature below, hereby confirms that its Guaranty shall remain in full force and effect and its Guaranty covers the obligations of each of the relevant Borrowers under the Credit Agreement (including, without limitation, any Revolving Loans made available pursuant to Designated Incremental RL Commitments), as modified and amended by this Amendment.

B. In order to induce the Lenders to enter into this Amendment, the Corporation represents and warrants to the Lenders that, on each of the Initial Second Amendment Effective Date and the Subsequent Second Amendment Effective Date, before, as of and after giving effect to the execution, delivery and performance by the Corporation of this Amendment and the transactions contemplated hereby, (i) there shall exist no Default or Event of Default and (ii) all representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects with the same effect as though such representations and warranties had been made on the Initial Second Amendment Effective Date or the Subsequent Second Amendment Effective Date, as the case may be (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be true and correct in all material respects only as of such specified date).

C. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

D. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Corporation and the Administrative Agent.

E. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

F. Part I, Section 1 of this Amendment shall become effective on the date (the “Initial Second Amendment Effective Date”) when the Borrowers, each Guarantor, each Existing Designated Incremental RL Lender and the Lenders constituting the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent (or its designee). The Administrative Agent shall promptly deliver notice to the Corporation of the occurrence of the Initial Second Amendment Effective Date.

G. This Amendment (other than Part I, Section 1 hereof) shall become effective on the date (the “Subsequent Second Amendment Effective Date”) when each of the following conditions have been satisfied:

1. The Initial Second Amendment Effective Date shall have occurred and each Designated Incremental RL Lender shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent (or its designee).

2. The Corporation, the Administrative Agent and each Designated Incremental RL Lender shall have delivered an Incremental Revolving Loan Commitment in accordance with Section 1.19(b) of the Credit Agreement with respect to the Designated Incremental RL Commitments, and each of the Incremental Revolving Loan Commitment Requirements required to be satisfied in connection therewith shall have been satisfied (including, without limitation, the delivery of any certificates required pursuant to the definition thereof and the legal opinions required in accordance with Section 1.19(b) of the Credit Agreement).

3. The Corporation shall have paid all amounts, if any, required to be paid pursuant to Section 1.19(c)(ii).

The Administrative Agent shall promptly deliver notice to the Corporation of the occurrence of the Subsequent Second Amendment Effective Date.

H. From and after the Initial Second Amendment Effective Date and the Subsequent Second Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified by this Amendment on the Initial Second Amendment Effective Date or the Subsequent Second Amendment Effective Date, as the case may be. This Amendment shall constitute a Credit Document for all purposes under the Credit Agreement and the other Credit Documents.

I.

[Signatures appear on the following page.]

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

STARWOOD HOTELS & RESORTS WORLDWIDE, INC., as a Borrower and Guarantor By:
Name:
Title:

STARWOOD CANADA CORP., as an Alternate Currency Revolving Loan Borrower By:
Name:
Title:

SHERATON HOTELS (U.K.) PLC, as an Alternate Currency Revolving Loan Borrower By:
Name:
Title:

DEUTSCHE BANK AG NEW YORK BRANCH, Individually and as Administrative Agent By:

Name:
Title:
By:

Name:
Title:

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF JUNE 29, 2006, TO THAT CERTAIN CREDIT AGREEMENT, DATED AS OF FEBRUARY 10, 2006, AMONG STARWOOD HOTELS & RESORTS WORLDWIDE, INC., CERTAIN ADDITIONAL DOLLAR REVOLVING LOAN BORROWERS, CERTAIN ADDITIONAL ALTERNATE CURRENCY REVOLVING LOAN BORROWERS, THE VARIOUS LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A. AND SOCIETE GENERALE, AS SYNDICATION AGENTS, BANK OF AMERICA, N.A. AND CALYON NEW YORK BRANCH, AS DOCUMENTATION AGENTS, AND DEUTSCHE BANK SECURITIES INC., J.P. MORGAN SECURITIES INC. AND BANC OF AMERICA SECURITIES LLC, AS LEAD ARRANGERS AND BOOK RUNNING MANAGERS

NAME OF INSTITUTION:

By:
Name:
Title: